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                               SEVERANCE AGREEMENT


                   This Agreement ("Agreement") dated May 21, 1996 by and between U.S. Alcohol Testing of America, Inc., a Delaware corporation (the "Company") and Brian Stutman (the "Executive").

                                   WITNESSETH:

                   WHEREAS, pursuant to a Stock Purchase Agreement of even date hereof (the "Stock Purchase Agreement") the Company purchased all of the issued and outstanding shares of Common Stock of Robert Stutman Associates, Inc. ("RSA");

                   WHEREAS, the Executive was an officer and shareholder of RSA;

                   WHEREAS, a condition of the Company's agreeing to purchase all of the issued and outstanding shares of the common stock of RSA was the Executive agreeing to become employed as the Director of Sales and Marketing of the Company.

                   WHEREAS, since April 17, 1996, the Executive has been employed on an at-will basis by the Company and effective as of the date hereof is employed by the Company on an at-will basis as its Director of Sales and Marketing;

                   WHEREAS, a condition subsequent to the Executive accepting the Company's offer of employment was that the Company and the Executive enter into this Severance Agreement which provides for the Executive's right to severance pay upon his termination as an employee of the Company without cause or his resignation as an employee of the Company; and

                   WHEREAS, the compensation to be paid to the Executive by the Company for the services to be performed is as follows:

                        (i) a base salary of One Hundred Thirty Thousand ($130,000) Dollars per annum (the "Base Salary");

                        (ii) a bonus payment of Thirty Thousand ($30,000) Dollars payable within 120 days of substantially all of RSA's customers becoming fully integrated into the Company's subsidiary, ProActive Synergies, Inc., provided that such event occurs prior to July 31, 1996;

                        (iii) an aggregate year end bonus in respect of the Company's fiscal year ended March 31, 1997 equal to Thirty Thousand ($30,000) Dollars if the goals set forth in the business plan to be prepared by the Executive, subject to approval by the Company's Board of Directors, are met; and

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                        (iv) bonuses in respect of subsequent fiscal years shall
be determined by the Company's Board of Directors or Compensation Committee.

                   NOW, THEREFORE, in consideration of the premises of the mutual agreements contained herein, the Company and the Executive hereby agree as follows:

                   1. COMPANY'S AND EXECUTIVE'S RIGHT TO TERMINATE. The Company may terminate the Executive's employment at any time, subject to providing the benefits hereinafter specified in accordance with the terms hereof. The Executive may terminate his employment at any time.

                   2. TERMINATION OF EMPLOYMENT. The termination of the Executive as an employee of the Company for Disability or Cause shall be on the following terms and conditions:

                        (i) Disability.

                            Termination by the Company of the Executive's
employment based on "Disability" shall mean termination (a) because of the Executive's inability to perform his duties with the Company on a full time basis for four consecutive months or 180 days out of any twelve-month period, as a result of the Executive's incapacity due to physical or mental illness; or (b) as a result of the Executive being certified incompetent by a court of competent jurisdiction and which appeals from such certification have expired.

                        (ii) Cause.

                            Termination by the Company of the Executive's
employment for "Cause" shall mean termination because of: (a) the Executive's conviction of a felony; (b) any action by the Executive involving dishonesty, fraud or gross or wilful misconduct in connection with his employment with the Company; (c) the Executive's gross negligence in the performance of his duties and obligations hereunder or habitual neglect of his duties; (d) the Executive's substance abuse, including, without limitation, chronic alcoholism or drug addiction; (e) the Executive's intentional refusal or failure to perform his duties as an employee of the Company, including, without limitation, the intentional disregard of a lawful directive by the Board of Directors of the Company or any committee thereof; (f) intentional conduct on the part of the Executive which is knowingly detrimental to the best interests of the Company; or (g) the Executive's failure to perform his duties in a competent manner.

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                        (iii) Notice of Termination.

                            Any purported termination by the Company pursuant to
Section (i) or (ii) above or for any other reason shall be communicated by written Notice of Termination to the Executive from the Chief Executive Officer or President of the Company at the direction of the Board of Directors of the Company. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate that it is without cause or the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

                        (iv) Date of Termination.

                            "Date of Termination" shall mean (a) if the
Executive's employment is terminated for Disability, the date specified in the Notice of Termination, (b) if Executive's employment is terminated for Cause, the date specified in the Notice of Termination, (c) if the Executive's employment is terminated for death, the date of death, (d) if the Executive's employment is terminated, without cause, the date on which a Notice of Termination is given and (e) if the Executive voluntarily resigns his employment, the effective date of such resignation.

                   3. CERTAIN BENEFITS UPON TERMINATION.

                        (i) If the Executive's employment is terminated by the Company other than for Cause, Disability or death, then the Executive shall be entitled to the benefits provided below:

                            (a) the Company shall pay the Executive his full
Base Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given plus credit for any vacation earned but not taken and the amount, if any, of any bonus for a past fiscal year which has not yet been awarded or paid to the Executive.

                            (b) in lieu of any further salary, bonuses or
benefits payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay as severance pay to the Executive on the 30th day following the Date of Termination a lump sum amount equal to the total amount of the Base Salary that would have been paid to the Executive had he not been terminated during the period commencing on the Date of Termination and ending on May 20, 1999;

                            (c) the Company shall maintain in full force and
effect, for the Executive's continued benefit until the earlier of (A) May 20, 1999 or (B) the Executive's commencement of full time employment with a new employer, his automobile allowance and

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all life insurance, medical, health and accident, and disability plans, programs or arrangements in which the Executive was entitled to participate immediately prior to the Date of Termination, provided that the Executive's continued participation is possible under the general terms and provisions of such plans and programs. In the event that the Executive's participation in any such plan or program is barred, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive was entitled to receive under such plans and programs;

                            (ii) If the Executive's employment is terminated for
Disability under Section 2(i)(b) the Executive shall be entitled to the benefits provided below:

                                 (a) the Company shall pay the Executive his
full Base Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given plus credit for any vacation earned but not taken and the amount, if any, of any bonus for a past fiscal year which has not yet been awarded or paid to the Executive.

                                 (b) in lieu of any further salary, bonuses or
benefits payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay as severance pay to the Executive on the 30th day following the Date of Termination a lump sum amount equal to the annual Base Salary that would have been paid to the Executive had he not been terminated during the period commencing on the Date of Termination and ending on the earlier of four months after the Date of Termination or May 20, 1999;

                                 (c) the Company shall maintain in full force
and effect, for the Executive's continued benefit until the earlier of four months after the Date of Termination and May 20, 1999, his automobile allowance and all life insurance, medical, health and accident, and disability plans, programs or arrangements in which the Executive was entitled to participate immediately prior to the Date of Termination, provided that the Executive's continued participation is possible under the general terms and provisions of such plans and programs. In the event that the Executive's participation in any such plan or program is barred, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive was entitled to receive under such plans and programs;

                            (iii) If the Executive's employment is terminated
for Cause, Disability under Section 2(i)(a) or death, the Executive shall be paid his full Base Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given plus credit for any vacation earned but not taken and the amount, if any, of any bonus for a past fiscal year which has not yet been awarded or paid to the Executive.

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                            (iv) If the Executive voluntarily terminates his
employment he shall be entitled to the benefits specified below:

                                 (a) the Company shall pay the Executive his
full Base Salary through the Date of Termination at the rate in effect at the time the Notice of Termination is given plus credit for any vacation earned but not taken and the amount, if any, of any bonus for a past fiscal year which has not yet been awarded or paid to the Executive; and

                                 (b) If such termination takes place during the
period commencing August 21, 1996 and ending May 20, 1998 in lieu of any further salary, bonuses or benefits payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay as severance pay to the Executive on the 30th day following the Date of Termination a lump sum amount equal to $130,000; or

                                 (c) If such termination takes place during the
period commencing May 21, 1998 and ending May 20, 1999, in lieu of any further salary, bonuses or benefits payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay as severance pay to the Executive on the 30th day following the Date of Termination a lump sum amount equal to fifty (50%) percent of the total amount of the Base Salary that would have been paid to the Executive had he not been terminated during the period commencing on the Date of Termination and ending May 20, 1999.

                            (v) The Executive shall not be required to mitigate
the amount of any payment provided for in this Section 3 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Section 3 be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination, or otherwise.

                   4. TERM OF AGREEMENT. This Agreement shall terminate May 20, 1999.

                   5. RELEASE OF COVENANT NOT TO COMPETE. If the Executive is terminated without Cause during the term of this Agreement or if the Company ceases to exist other than by reason of a merger, consolidation, sale of assets or similar transaction, the Executive shall no longer be bound by the terms of Sections 6.1 and 6.2 of the Stock Purchase Agreement.

                   6. SUCCESSORS; BINDING AGREEMENT. This Agreement shall be binding upon and shall inure to the benefit of the respective successors, assigns, legal representatives and heirs of the parties hereto.

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                   7. NOTICE. Any and all notices or other communications or
deliveries required or permitted to be given or made shall be in writing and delivered personally, or sent by certified or registered mail, return receipt requested and postage prepaid, or sent by overnight courier service as follows:

                           If to the Company, at:

                           U.S. Alcohol Testing of America, Inc.
                           10410 Trademark Street
                           Rancho Cucamonga, California 91730

                           Attention:  President

                           With a copy to:

                           Gold & Wachtel, LLP
                           110 East 59th Street
                           New York, New York  10022
                           Attention: Robert Berend, Esq.

                           If to the Executive, at:

                           c/o Edward D. Feldstein, Esq.
                           Roberts, Carroll, Feldstein & Peirce
                           10 Weybosset Street
                           Providence, Rhode Island 02903-2808

or at such other address as any party may specify by notice given to such other party in accordance with this Section 7. The date of giving of any such notice shall be the date of hand delivery, two days after the date of the posting of the mail or the date when deposited with the overnight courier.

                   8. WAIVER. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

                   9. ENTIRE AGREEMENT. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

                   10. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or

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enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                   11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                   12. GOVERNING LAW. This Agreement shall be construed (both as to validity and performance) and enforced in accordance with, and governed by, the laws of the State of California applicable to contracts to be performed entirely within that State, without giving effect to the principles of conflicts of law. Any suit or proceeding arising out of this Agreement shall be brought only in a federal or state court located in the County of Palm Beach, State of Florida or County of San Bernadino, State of California; provided, however, that neither party waives its right to request the removal of such action or proceeding from the state court to a federal court in such jurisdiction. The parties hereto each waive any claim that such jurisdiction is not a convenient forum for any such suit or proceeding and the defense of lack of personal jurisdiction.

                   IN WITNESS WHEREOF, this Agreement has been executed on May 21, 1996.


                            U.S. ALCOHOL TESTING OF AMERICA, INC.



                                     By:______________________________________



                                     _________________________________________
                                     BRIAN STUTMAN

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